Exhibit 10.7

Real Estate Term Loan: 10053500
Real Estate Line of Credit: 10053600
/jlm

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH Amendment to Credit Agreement ("Amendment") is entered into and is dated and made effective as of April 1, 2013 between ALICO, INC., a Florida corporation; ALICO-AGRI, LTD., a Florida limited partnership; ALICO PLANT WORLD, L.L.C., a Florida limited liability company; ALICO FRUIT COMPANY, LLC, a Florida limited liability company (f/k/a Bowen Brothers Fruit, LLC, a Florida limited liability company); and ALICO LAND DEVELOPMENT, INC., a Florida corporation (individually and collectively, the "Borrower") and RABO AGRIFINANCE, INC., a Delaware corporation (the "Lender"). The Borrower and the Lender agree as follows:

PRELIMINARY STATEMENT. The Borrower and the Lender have entered into a Credit Agreement dated as of September 8, 2010, as amended by the First Amendment to Credit Agreement dated as of August 1, 2011, as further amended by the Second Amendment to Credit Agreement dated as of December 21, 2011 and as amended by the Third Amendment to Credit Agreement dated as of June 11, 2012 (said agreement as amended by any and all modifications or amendments thereto is hereinafter referred to as the "Credit Agreement". The terms defined in the Credit Agreement are used herein as therein defined).

Borrower and Lender wish to amend certain provisions of the Credit Agreement.

NOW, THEREFORE, Borrower and Lender agree as follows:

ARTICLE 7 - BORROWER COVENANTS

Section 7.08 (c) is hereby amended to read:

7.08 Reporting Requirements. Borrower shall furnish to Lender:

(c)      no less frequently than 30 days after the end of each fiscal year, financial projections for Borrower's operations for the upcoming fiscal year, specifying the assumptions on which they are based.

Representations and Warranties. Borrower represents and warrants that:

(a)      All representations made by Borrower to Lender in the Credit Agreement are true and correct as if first made as of the date of this agreement;

(b)      the execution, delivery and performance by Borrower of this agreement and the Credit Agreement, as amended by this agreement, are within Borrower's powers, have been duly authorized by all necessary company action and do not contravene Borrower's articles of organization or operating agreement, as applicable, or any law or any contractual restriction binding on or affecting Borrower, or result in, or require, the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of the Borrower's properties, other than in favor of Lender;

(c)      no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Borrower of this agreement or the Credit Agreement, as amended by this agreement;

(d)      this agreement and the Credit Agreement, as amended by this agreement, constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms; and

(e)      no Event of Default or event which, with the giving of notice or the passage of time would be an Event of Default has occurred, unless waived by the terms and conditions of this agreement.

Modification Agreement. This agreement does not release or extinguish the Obligations under the Credit Agreement. All Collateral granted to or for the benefit of Lender for purposes of securing the Obligations also secures the Obligations under the Credit Agreement, as amended by this agreement; and Borrower reaffirms the terms and provisions of all Collateral Documents.

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WAIVER OF PRIOR CLAIMS. BORROWER WAIVES AND RELEASES ANY AND ALL CLAIMS AGAINST LENDER, ITS PARENT, SUBSIDIARIES, AFFILIATES AND ITS MERGED PREDECESSOR, AG SERVICES OF AMERICA, INC., THE SUBSIDIARY OF SUCH PREDECESSOR, AG ACCEPTANCE CORPORATION, AND THE RESPECTIVE SUCCESSORS, ASSIGNS, PARTICIPANTS, AGENTS AND EMPLOYEES OF EACH AND ALL OF THE FOREGOING, RELATING OR PERTAINING TO OR AS A RESULT OF THE EXISTING LOANS, AND ANY OTHER ACT OR OMISSION WHICH HAS OCCURRED PRIOR TO THE EXECUTION OF THIS AGREEMENT, INCLUDING ALL CLAIMS OF USURY, FRAUD, DECEIT, MISREPRESENTATION, UNCONSCIONABILITY, DURESS, OR LENDER LIABILITY, ANY OTHER CLAIM IN TORT OR IN CONTRACT, OR FOR VIOLATION OF ANY LAW, RULE OR REGULATION.

Reference to and Effect on the Credit Agreement.

(a)      On and after the date hereof, each reference in the Credit Agreement to "this agreement", "hereunder" "hereof', "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

(b)      Except as specifically amended by any prior amendments, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(c)      The execution, delivery and effectiveness of this amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

Expenses. The Borrower shall pay on demand all costs and expenses incurred by the Lender in connection with the preparation, execution, delivery, filing, and administration of this Amendment (including, without limitation, Legal Fees incurred in connection with the preparation of this Amendment and advising the Lender as to its rights, and the cost of any credit verification reports or field examinations of the Borrower's properties or books and records). The Borrower's obligations to the Lender under this Section shall survive termination of this Agreement and repayment of the Borrower's obligations to the Lender under the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written

BORROWER

ALICO, INC., a Florida corporation

By:	/s/ J.D. Alexander
J.D. ALEXANDER, Chief Executive Officer

ALICO-AGRI, LTD., a Florida limited partnership

By:	ALICO, INC., a Florida corporation, its General Partner

By:	/s/ J.D. Alexander
J.D. ALEXANDER, Chief Executive Officer

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ALICO PLANT WORLD, L.L.C., a Florida limited liability company

By:	ALICO, INC., a Florida corporation

By:	/s/ J.D. Alexander
J. D. ALEXANDER, Chief Executive Officer

ALICO FRUIT COMPANY, LLC, a Florida limited liability company (f/k/a Bowen Brothers Fruit, LLC, a Florida limited liability company)

By:	ALICO, INC., a Florida corporation, its Managing Member

By:	/s/ J.D. Alexander
J. D. ALEXANDER, Chief Executive Officer

ALICO LAND DEVELOPMENT, INC., a Florida corporation

By:	/s/ J.D. Alexander
J. D. ALEXANDER, Chief Executive Officer

LENDER

RABO AGRIFINANCE, INC.

By:	/s/ Shirley L. Dobbs
SHIRLEY L. DOBBS, Vice President

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